UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

CarrierEQ, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56037	81-1188636
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 Lincoln Street, Third Floor, Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 841-7207

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This report may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases. These statements include, but are not limited to, the Company’s expectations regarding the transactions described herein, including statements regarding the anticipated timing of the transactions and the expected closing of the transactions. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the risk that the parties are unable to satisfy the conditions to the consummation of the transactions, the occurrence of any event, change or other circumstance that could give rise to the termination of any of the agreements described herein, the risk that the transactions may involve unexpected costs, liabilities or delays, and such other the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 1.01 Entry into a Material Definitive Agreement.

Services Agreement; Call Option Agreement

On September 11, 2018, CarrierEQ, Inc. d/b/a Airfox (the “Company”) entered into a Services Agreement, as amended on June 7, 2019 by the First Amendment to the Services Agreement  (the “Services Agreement”) with Via Varejo S.A., a corporation organized under the laws of the Federative Republic of Brazil (“Via Varejo”) and certain employee stockholders of the Company.

Also, on September 11, 2018, in connection with the Services Agreement, the Company, Via Varejo and those stockholders of the Company set forth therein and those executing a joinder subsequent to such date (the “Option Stockholders”) entered into a Convertible Note Purchase and Call Option Agreement, as amended on June 10, 2019 by the First Amendment to the Convertible Note Purchase and Call Option Agreement (the “Call Option Agreement”). Pursuant to the Call Option Agreement, the Company received cash and issued convertible notes (the “Notes”) totaling $2,500,000, $3,500,000, and $4,000,000 on February 14, 2019, June 10, 2019, and September 6, 2019 respectively. Among other things, the Call Option Agreement features both primary and secondary call rights, permitting Via Varejo, at its option during the Call Option Period (as defined in the Call Option Agreement), to (i) convert the Notes into $10,000,000 of the Company’s common stock and (ii) purchase $6,000,000 of the Company’s stock from the Option Stockholders, up to an aggregate of eighty percent (80%) (the “Call Right”).

On February 7, 2020, pursuant to a written Call Exercise Notice (“Call Exercise Notice”), Via Varejo notified the Company and the Option Stockholders of Via Varejo’s intention to exercise the Call Right pursuant to the Call Option Agreement, through Lake Niassa Empreendimentos e Participações Ltda., a limited liability company duly organized under the laws of the Federative Republic of Brazil and 100% owned by Via Varejo (the “Buyer”), whereby (i) the Notes in the aggregate principal amount of $10,000,000 will be converted into shares of the Company’s common stock (the “Primary Shares”) and (ii) $6,000,000 of shares of the Company’s common stock will be purchased directly from the Option Stockholders (the “Secondary Shares”), such that Via Varejo shall own 80% of the Company’s common stock on a fully diluted basis (the “Transaction”). The agreed upon valuation of the Company for the purposes of the Transaction is $20 million.

Pursuant to the Call Exercise Notice, Via Varejo’s exercise of the Call Right, and its obligation to consumate the Transaction, is subject to and conditioned upon the satisfaction by the Company or the Option Stockholders of certain conditions (or waiver of such conditions by Via Varejo) prior to the consummation of the Transaction, which is expected to occur prior to April 11, 2020. These conditions include, among other things, (a) the Company amending its certificate of incorporation to provide for (i) a single class of common stock (and automatic conversion of any and all outstanding shares of preferred stock into common stock) (the “Conversion of Shares”) and (ii) no preferential rights in favor of any person other than Via Varejo, (b) obtaining preemptive rights waivers’ from certain Option Stockholders and (c) the acceleration of vesting of all stock options issued under the Company’s 2016 Equity Incentive Plan, as amended (the “Plan”) whereby upon the consummation of the Transaction, all stock options then issued and outstanding under the Plan are cancelled in exchange for a cash payment (calculated based on the per share price in the Employee SPAs) funded by Via Varejo and made to the holders of such stock options. Additionally, the execution and delivery of a stock purchase agreement, substantially in the form contemplated by the Call Option Agreement and attached hereto as Exhibit 10.8 (“Form Stock Purchase Agreement”), by each of Via Varejo, the Company and the Option Stockholders, is a condition to closing the Transaction.

The total number of shares of Airfox outstanding immediately prior to the Transaction, after giving effect to the Conversion of Shares and the acceleration/cancellation of the stock options, shall be no more than 12,864,515 outstanding shares, with no other rights to acquire shares issued/outstanding other than two outstanding Simple Agreements for Future Equity (SAFEs) in the aggregate face amount of US$300,000. The number of shares issued upon the conversion of the Notes, with a principal amount of US$10,000,000.00 shall be 13,355,346. The number of shares purchased for the total amount of US$6,000,000.00 shall be 8,013,207. The total amount of issued and outstanding common shares of Airfox immediately following the Transaction shall be no more than 26,710,691 outstanding shares with no other rights to acquire shares issued or outstanding.

Upon the closing of the Transaction, and giving effect to the closing of the transactions contemplated by the Employee SPAs and Non-Employee SPAs, Via Varejo will hold more than 90% of the outstanding shares of Company common stock, on a fully diluted basis. As described below, Via Varejo expects to consummate a short-form merger and acquire all other outstanding shares of Company common stock promptly following the closing of the Transaction.

The foregoing summary of the Services Agreement and exhibits thereto, the Call Option Agreement and exhibits thereto, the Notes, the Form Stock Purchase Agreement and the Call Exercise Notice does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the Services Agreement and exhibits thereto, the Call Option Agreement, the Notes, the Form Stock Purchase Agreement and the Call Exercise Notice, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 4.1, 4.2 and 10.9 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

Stock Purchase Agreement - Employee

On February 7, 2020, the Buyer, on the one hand, and each of Victor Santos, Douglas Lopes and Emanuel Moecklin (the “Employee Sellers” and each an “Employee Seller”), on the other hand, who are the sellers named in their respective stock purchase agreements (the “Employee SPAs”), copies of which are filed as Exhibits 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein, entered into their respective Employee SPAs (each of which is substantially identical in form and provides an identical price per share for Company common stock) in connection with the Transaction, and whereby pursuant to their respective Employee SPA, each Employee Seller will sell to the Buyer and the Buyer will acquire from each Employee Seller the number of shares of common stock of the Company set forth in their Employee SPA for the aggregate amount set forth therein. Additionally, each Employee Seller will be employed by the Company pursuant to the key terms of employment set forth in Schedule III of their respective Employee SPA.

The Employee SPAs contain customary representations, warranties and covenants in respect of each of the parties thereto. The closing of the transactions contemplated by the Employee SPAs will take place substantially simultaneously with the consummation of the Transaction, subject to the satisfaction or written waiver of all of the closing conditions set forth in the Employee SPAs, or on such date as the Buyer and the Employee Sellers agree in writing.

The Buyer will deliver to each Employee Seller, by wire transfer of immediately available funds in U.S. Dollars, (i) thirty percent (30%) of the purchase price on the closing date and (ii) the balance of the purchase price (the “Balance”) including any Interest (as defined below) on the date that is the one (1) year anniversary of closing (the “Balance Due Date”). Interest shall accrue on the Balance at an annual interest rate equal to U.S. Treasury Bonds having a remaining time to maturity of six (6) months (the “Interest”). Notwithstanding the immediately above, the Balance shall be accelerated and become due and payable (along with any Interest accrued to date) immediately if, and on the date any of the events described in Section 1(c) of the Employee SPA occur. Payment of the Balance shall be guaranteed as evidenced by a promissory note made by Via Varejo to the Employee Seller in the form set forth in Schedule II of the Employee SPA.

Additionally, pursuant to the Employee SPA, the Buyer covenants and agrees that, as promptly as practicable after the closing of the Transaction and the transactions contemplated by Employee SPAs and Non-Employee SPAs, the Buyer and its affiliates shall use commercially reasonable efforts to effectuate a short form merger.

The foregoing summary of the Employee SPAs does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Employee SPA, copies of which are filed as Exhibits 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

Stock Purchase Agreement – Non-Employee

On February 7, 2020, the Buyer on the one hand and each of Chris McLean, Tekoa Capital LLC, Winsten Limited and Andrew Wang (the “Non-Employee Sellers” and each a “Non-Employee Seller”), on the other hand, who are the sellers named in their respective stock purchase agreements (the “Non-Employee SPAs”), copies of which are filed as Exhibits 10.13, 10.14, 10.15, and 10.16 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein, entered into their respective Non-Employee SPAs (each of which is substantially identical in form and provides an identical price per share for Company common stock) in connection with the Transaction, and whereby pursuant to their respective Non-Employee SPA, each Non-Employee Seller will sell to the Buyer and the Buyer will acquire from each Non-Employee Seller the number of shares of common stock of the Company set forth in their Non-Employee SPA for the aggregate amount set forth therein.

The Non-Employee SPA contains customary representations, warranties and covenants in respect of each of the parties thereto. The closing of the transactions contemplated by Non-Employee SPA will take place substantially simultaneously with the consummation of the Transaction,  subject to the satisfaction or written waiver of all of the closing conditions set forth in Non-Employee SPA, or on such date as the Buyer and the Non-Employee Seller agree in writing.

On the closing date, the Buyer will deliver to each Non-Employee Seller, by wire transfer of immediately available funds in U.S. Dollars, the purchase price, and each Non-Employee Seller will deliver to the Buyer the shares of common stock as set forth in their respective Non-Employee SPA.

Additionally, pursuant to the Non-Employee SPA, the Buyer covenants and agrees that, as promptly as practicable after the closing of the Transaction and the transactions contemplated by Non-Employee SPAs and Employee SPAs, the Buyer and its affiliates shall use commercially reasonable efforts to effectuate a short form merger.

The foregoing summary of the Non-Employee SPAs does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Non-Employee SPA, copies of which are filed as Exhibits 10.13, 10.14, 10.15, and 10.16 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

Board of Directors; Named Executive Officers

Upon the closing of the Transaction and related agreements, pursuant to the terms set forth on Schedule III to each respective Employee SPA for each of the following employees:

Victor Santos shall resign as the Company’s Chief Executive Officer and President and shall enter into a written employment agreement whereby he will serve as the Company’s Chief Strategy Officer in exchange for an annual base salary of USD $200,000 plus guaranteed annual bonus payments.

Douglas Lopes shall resign as the Company’s Chief Financial Officer and shall enter into a written employment agreement whereby he will serve as the Company’s Chief Financial Operating Officer in exchange for an annual base salary of USD $200,000 plus annual bonus payments.

Emanuel Moecklin shall enter into a written employment agreement whereby he will serve as the Company’s Chief Technology Officer in exchange for an annual base salary of USD $200,000 plus annual bonus payments.

Further, upon the closing of the Transaction and related agreements, additional information relating to other persons who may serve as executive officers and directors will be provided.

The foregoing summary of Schedule III to each respective Employee SPA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Schedule III to each Employee SPA, copies of which are filed as Exhibits 10.10, 10.11 and 10.12 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated herein by reference. The Company will rely on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S of the Securities Act and Rule 701 of the Securities Act.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date Filed	Number	Herewith
4.1	Convertible Promissory Note, attached as Exhibit B to each of (i) Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al., and (ii) Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	4.1
4.2	Form of Additional Convertible Promissory Note attached as Exhibit B-1 to each of (i) Services Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al., and (ii) Convertible Note Purchase and Call Option Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	7/8/19	4.2
10.1	Services Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.1
10.2	Services Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	7/8/19	10.2
10.3	Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al. attached as Exhibit A to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.2
10.4	Convertible Note Purchase and Call Option Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	7/8/19	10.4
10.5	Airfox Service Level Agreement attached as Exhibit C to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.3
10.6	Client Service Level Agreement attached as Exhibit D to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.4
10.7	Form of CarrierEQ, Inc. Stockholders Agreement attached as Exhibit D to Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.5
10.8	Form of Stock Purchase Agreement attached as Exhibit E to Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.6
10.9	Call Exercise Notice				Filed

10.10	Stock Purchase Agreement – Employee -Victor Santos	Filed
10.11	Stock Purchase Agreement – Employee - Douglas Lopes	Filed
10.12	Stock Purchase Agreement – Employee - Emanuel Moecklin	Filed
10.13	Stock Purchase Agreement – Non-Employee - Chris McLean	Filed
10.14	Stock Purchase Agreement – Non-Employee - Tekoa Capital LLC	Filed
10.15	Stock Purchase Agreement – Non-Employee - Winsten Limited	Filed
10.16	Stock Purchase Agreement – Non-Employee - Andrew Wang	Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarrierEQ, Inc.

Date: February 13, 2020	By:	/s/ Douglas de Carvalho Lopes
Douglas de Carvalho Lopes
Chief Financial Officer (Principal Financial and Accounting Officer)